PennyMac Mortgage Investment Trust February 7, 2019 Fourth Quarter 2018 Earnings Report Exhibit 99.2

4Q18 Earnings Report This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Forward-Looking Statements

Fourth Quarter Highlights 4Q18 Earnings Report Net income attributable to common shareholders of $35.4 million; diluted earnings per common share of $0.55 Annualized return on average common equity of 11% Dividend of $0.47 per common share declared on December 21, 2018 and paid on January 28, 2019 Book value per common share increased to $20.61 from $20.48 at September 30, 2018 Results reflect solid contributions from Government-sponsored enterprise (GSE) credit risk transfer (CRT) investments and Interest Rate Sensitive strategies Fair value declines in CRT and mortgage servicing rights (MSR) investments held in PennyMac Mortgage Investment Trust’s (PMT’s) taxable subsidiary drove $15.4 million benefit for income tax expense Segment pretax results: Credit Sensitive Strategies: $17.9 million; Interest Rate Sensitive Strategies: $20.1 million; Correspondent Production: $(0.6) million; Corporate: $(11.2) million Continued investment in CRT and MSRs resulting from PMT’s correspondent production Conventional correspondent loan production from non-affiliates totaled $9.0 billion in unpaid principal balance (UPB), up 21% from the prior quarter, and conventional loan acquisitions from PennyMac Financial Services (NYSE: PFSI) totaled $0.9 billion, down 2% from the prior quarter Loans eligible for CRT investments totaled $8.1 billion in UPB, resulting in a firm commitment to purchase $310 million of CRT securities New MSR investments totaled $128 million Completed $267 million in UPB of previously announced distressed loan sales

6 4 Current Market Environment 4Q18 Earnings Report Average 30-year fixed rate mortgage(1) Concerns related to the U.S. and global growth prospects in addition to uncertainty regarding the trajectory of the Fed Funds rate drove increased volatility across financial markets in the fourth quarter The average 30-year fixed mortgage rate in the fourth quarter was 22 basis points higher than the prior quarter but fell in December(1) The sharp decrease is expected to drive a modest increase in refinancing activity Spreads on GSE credit risk transfer (CRT) securities widened by approximately 40–80 basis points in the fourth quarter but have substantially recovered after quarter end Favorable demographic trends and slowing home price appreciation expected to aid home sales increase in 2019 Moderating home price appreciation improves affordability Purchase money originations are expected to grow by mid-single digit percentages over the next two years Mortgage delinquency rates decreased Q/Q and remain near historical lows The total U.S. loan delinquency rate was 3.88% as of December 31, 2018, down from 3.97% at September 30, 2018 and 4.71% at December 31, 2017(3) 4.72% 4.55% Macroeconomic Forecasts(2) (1) Source: Freddie Mac Primary Mortgage Market Survey; 4.46% as of January 31, 2019 (2) Actual Home Sales: National Association of Realtors (existing) and the Census Bureau (new). Home sales Forecast: Average of Mortgage Bankers Association and Fannie Mae. Actual purchase and total originations: Inside Mortgage Finance. Purchase and total originations forecast: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. Actual home price appreciation: FHFA Home Price Index. Forecasted home price appreciation: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. (3) Source: Black Knight Financial Services. Includes loans that are 30 days or more past due but not in foreclosure. 2015 2016 2017 2018E 2019E 2020E New home sales ('000s) 502.58 560.91666666666697 616.16666666666697 612.66666666666663 631 649.33333333333337 New Home Sales Existing Home Sales Total Average 30-yr Fixed Rate Mortgage Existing home sales ('000s) 5234 5440 5546.6666666666697 5373 5462 5555.333333333333 2015 0.501 5.25 5.7510000000000003 Total originations ($ in billions) $1,735 $2,065 $1,810 $1,638.3333333333333 $1,636 $1,675.3333333333333 Purchase originations ($ in billions) $924 $1,037 $1,144 $1,168.6666666666667 $1,218 $1,269 2016 0.56091666666666673 5.44 6.0009166666666669 3.6540384615384613E-2 U.S. Home Price Appreciation(Y/Y % Change) 5.3% 5.8% 6.9% 5.5% 4.3% 2.5% 2017 0.61616666666666664 5.5466666666666669 6.1628333333333334 3.9898076923076925E-2 ` 2018YTD 0.638625 5.43 6.0686249999999999 4.4707499999999997E-2 2019E 0.66300000000000003 5.5720000000000001 6.2350000000000003 4.9666666666666699E-2 2020E 0.67800000000000005 5.68 6.3579999999999997 5.1999999999999998E-2

4Q18 Earnings Report PMT’s Business Model Is Unique Among Mortgage REITs Synergistic Partnership with PFSI Access to specialized mortgage capabilities, including origination and servicing operations PFSI has expertise across all mortgage functions with over 3,000 employees led by a highly experienced management team Enables PMT to aggregate quality investments in residential mortgage products with minimal operational risk Established appropriate agreements, controls and oversight to identify and manage potential conflicts Strong Balance Sheet with Significant Sources of Liquidity Strong capital structure with modest leverage and diversified sources of funding Securitization structure that allows for issuance of term notes on Fannie Mae MSRs to institutional investors Diversified Investment Strategy Access to Mortgage Origination and Servicing Assets Organically produced investments in credit risk and interest-sensitive assets driven by production activities Demonstrated ability to invest in multiple residential mortgage strategies to capitalize on market trends: newly originated loans, CRT, MSRs, ESS(1), RMBS(2) and distressed whole loans Securitization interests in HELOC(3) and prime Non-QM(4) loans Exclusive rights to the conventional correspondent production business and resulting assets Right of first refusal on other investment opportunities sourced by its manager and service provider, PFSI Risk Management and Governance Substantial expertise and resources dedicated to risk management Sophisticated program to actively manage and hedge interest rate risk Governance led by board of trustees which includes seven independent trustees (1) Excess Servicing Spread (2) Residential Mortgage Backed Securities (3) Home Equity Line of Credit (4) Non-qualified mortgage

4Q18 Earnings Report PMT’s Mortgage Assets(1) (1) As of December 31, 2018, except for CRT, which is presented on a pro forma basis reflecting the settlement of the commitments to fund deposits securing CRT agreements related to our fourth CRT transaction and firm commitments to purchase CRT securities. (2) Includes results of the Corporate segment and the tax benefit (provision) in addition to the Credit Sensitive Strategies, Interest Rate Sensitive Strategies and Correspondent Production segments. (3) Source: Inside Mortgage Finance through September 30, 2018 Unique Mortgage-Related Investments Delivering Strong Performance 100% = $7.8 billion Return on Equity Contribution by Strategy High-quality balance sheet comprised of residential mortgage investments focused on CRT and interest rate sensitive strategies including: MSRs, MBS, ESS and hedge instruments PMT’s market position as the 5th largest conventional conforming mortgage producer in the U.S.(3) drives organic investment growth in CRT and MSRs Portfolio is delivering strong returns as CRT and MSR positions have grown while the distressed loan portfolio has diminished through liquidation and resolutions Opportunity to invest in HELOC and prime Non-QM securitization interests via partnership with PFSI Strategy 2017 2018 Credit Sensitive 0.13699675977905773 0.12344519566809332 Interest Rate Sensitive 3.8% 0.13671755478571881 Correspondent Production 0.5222068767292829 0.17655912422181616 Net income attributable to common shareholders(2) ($ millions) $102.4807513871 $127.85434710398999 Annualized return on common equity(2) 7.8% 0.10100072753858322

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics) and does not contemplate significant changes or shocks to current market conditions. Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. (1) Management’s internal allocation of equity. Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses (2) Projected CRT income includes fair value recognition upon loan delivery under CRT agreements (3) ROE calculated as a percentage of total equity Run-Rate Return Potential from PMT’s Investment Strategies 4Q18 Earnings Report New investments in CRT and MSRs are accretive to and drive PMT’s overall return on equity potential CRT and MSR growth driven by PMT’s correspondent production Growth in MBS to hedge the interest rate sensitivity of a growing MSR asset Correspondent production return potential reflects the continuation of a highly competitive market environment Reduced impact of distressed loan portfolio due to significant sales in 2018 Annualized Return on Equity (ROE) Equity Allocated (%)(1) Income Potential WA EquityAllocated Credit sensitive strategies: GSE credit risk transfer(2) 0.25536398086912793 0.35596746119225042 $37,751,451.565281868 $,591,335,574.21520925 Distressed loan investments -0.12011653094870607 5.3659365325922498E-2 $-2,676,775.9809238506 $89,139,303.633966148 Other credit sensitive strategies 6.9751518487213338 7.1637263222346726E-3 $,207,518.28362314258 $11,900,431.22798982 Net credit sensitive strategies 0.20383276766736988 0.41679055284040767 $35,282,193.867981158 $,692,375,308.87197447 Interest rate sensitive strategies: MSRs (incl. recapture) 0.11752202767412716 0.29467967751289526 $14,382,460.36550779 $,489,523,889.98703849 ESS (incl. recapture) 0.1134239698515709 4.9741358180450342E-2 $2,343,075.369210113 $82,630,683.443269029 Agency MBS 0.24685941996026184 7.135276249485871E-2 $7,315,166.4105686499 $,118,531,695.67920411 Non-Agency senior MBS (incl. jumbo) 0.2035462397541887 1.7690815265123383E-3 $,149,545.94632130093 $2,938,810.2969015613 Interest rate hedges - - $-4,618,225.7233506199 Net interest rate sensitive strategies 0.11286801638579942 0.41754287971471665 $19,572,021.707011119 $,693,625,079.4064132 Correspondent production 9.2% 6.519558509703717E-2 $2,481,110.2830245392 $,108,303,350.59426022 Cash, short term investments, and other .4% 0.10047098234783859 $,180,614.51689627167 $,166,903,081.8397049 Management fees & corporate expenses(3) -3.5% 0 $,-12,684,283.504991189 Net Corporate(3) -3.6% Provision for income tax expense(3) -0.6% 0 $-2,467,149.5445972765 Net income 0.10200898964869637 1 $42,364,507.325324625 $1,661,206,819.9566183 $0 Dividends on preferred stock 8.3% 0.18041551829038768 $6,235,937.5 $,299,707,489.41000003 Net income attributable to common shareholders 0.10614348171826021 0.81958448170961229 $36,128,569.825324625 $1,361,499,330.5466182 Diluted earnings per common share $0.51

Mortgage Investment Activities

Correspondent Production Volume and Mix (UPB in billions) (1) For Government and non-delegated loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee (2) Conventional conforming and jumbo interest rate lock commitments (3) Based on funded loans subject to fulfillment fees. The fulfillment fee rate in 4Q18 reflects discretionary reductions made by PFSI to facilitate successful loan acquisitions. (1) Correspondent acquisitions from nonaffiliates by PMT in 4Q18 totaled $18.1 billion, up 9% Q/Q and 17% Y/Y 21% increase in conventional conforming acquisitions from 3Q18 and 54% Y/Y; 1% decrease in government acquisitions from 3Q18 and 7% Y/Y Purchase-money loans comprised 88% of total 4Q18 acquisition volume, up from 87% in 3Q18 Seller relationships growth driven by addition of non-delegated and community bank clients During 4Q18, PMT also acquired $879 million in UPB of conventional conforming loans originated by PFSI Increased conventional loan production drives additional investments in CRT and MSR January correspondent acquisitions totaled $5.2 billion; locks totaled $5.2 billion Have benefitted from incentives under a master repurchase agreement which are expected to cease starting in 2Q19; impact unclear but we expect partial offset from improvement in pricing margins Launched an innovative prime Non-QM loan product in January, offering a technology-based solution to streamline the underwriting process Plans to acquire HELOCs originated by PFSI Correspondent Production Highlights 4Q18 Earnings Report (1) (1) ($ in millions) 4Q17 1Q18 2Q18 3Q18 4Q18 QoQ YoY Fundings Delegated Conventional $5,891.1504007399999 $4,225.6310000000003 $5,396 $7,501 $9,049.7453661300024 0.20647185257032419 0.53615928138470959 Delegated Government 9504.8030605200001 8830.4058649199997 9546 8970.2080000000005 8885.1505081599989 -9.4822206842920531E-3 -6.5193623520075406E-2 Delegated Jumbo - - 8 8.6219370999999985 4.6743108199999996 -0.45785839472199341 #VALUE! Non-delegated - - - 74.54083249 119.93388573 Total(1) $15,395.95346126 $13,056.36864919999 $14,950 $16,554.370769590001 $18,059.504070839997 9.0920598686534904E-2 0.17300329052579588 Locks Delegated Conventional $6,293.2366228800001 $4,391.9986879999997 $6,091 $8,535 $9,830.61823 0.15180061277094326 0.56209257955744452 Delegated Government 9570.8870151197007 9162.2598610001005 10082 9146 8991.7640179997998 -1.6863763612530058E-2 -6.0508811378195748E-2 Delegated Jumbo - 12.89655 59 33 16.673044999999998 -0.49475621212121212 #VALUE! Non-delegated - - - 143.84402 227.10090400000001 Total $15,864.123637999701 $13,567.1550990001 $16,232 $17,857.84402 $19,066.156196999797 6.7662825123040671E-2 0.20184112479621596 Key Financial Metrics 3Q18 4Q18 Pretax income as a percentage of interest rate lock commitments(2) 6.9999999999999999E-4 0 Fulfillment Fee(3) 3.5000000000000001E-3 3.2000000000000002E-3 Selected Operational Metrics 3Q18 4Q18 Correspondent Seller Relationships 655 710 Purchase money loans, as a % of total acquisitions 0.87 0.88

GSE CRT Investments Growing and Credit Performance Remains Strong Loans eligible for CRT investments totaled $8.1 billion during 4Q18, resulting in a firm commitment to purchase $310 million of CRT securities from Fannie Mae under a new REMIC structure Total firm commitments were $605 million at December 31, 2018 Outstanding UPB of mortgage loans subject to CRT agreements totaled $46.3 billion at December 31, 2018 Settled our fourth CRT transaction with Fannie Mae during the quarter, which represents $21.5 billion in UPB Delinquency levels decreased in the fourth quarter while incurred losses increased modestly from normal seasoning of loans Losses recognized during the quarter were $0.7 million, bringing lifetime losses to $3.6 million; reflects portfolio seasoning and in line with expectations Note: See slides 14, 15 and 25 - 28 for financial performance and additional details regarding CRT investments (1) Presented on a pro forma basis that reflects the settlement of the commitments to fund deposits securing CRT agreements related to our fourth CRT investment, and for December 31, 2018, firm commitments to purchase CRT securities. CRT Investments ($ in millions) 4Q18 Earnings Report (1) (1) (1) Carrying value of existing CRT agreements: $1,270 Firm commitments to purchase REMIC CRT securities: $605 3Q17 4Q17 1Q18 2Q18 3Q18 Return Excluding Market-Driven Fair Value Changes 0.187 0.187 0.186 0.20300000000000001 0.20899999999999999 Return From Market-Driven Fair Value Changes 2.2% 0.48900000000000005 3.2% 0.183 0.13399999999999998 Total ROE 0.20899999999999999 0.67600000000000005 0.218 0.38600000000000001 0.34299999999999997 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 % of conventional production delivered into CRT % of conventional production delivered into CRT PCG conv $6,530.360000000001 $5,891.1504007399999 $4,225.6310000000003 $5,396.3696957799984 $7,500.8800168199896 9049.7453661300024 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 CDL conv $513.43499999999995 $645.765852 $707.89181599999995 $633.68352399999992 $827.61793922000004 739.89155200000005 0.58209936549749408 0.73429118783463709 0.64816172424805041 0.64335649445167331 0.80969535745831656 0.81416799750513869 BDL Conv $3.5166300000000001 $31.904705000000003 $69.722358999999997 139.01665800000001 Total conv $7,043.4709999999995 $6,536.9162527400003 $4,937.394460000007 $6,061.9579247799984 $8,398.2203150399891 $9,928.6535761300038 CRT deliverables 4100 4800 $3,200 $3,900 6800 8083.5919999999996 3Q17 4Q17 1Q18 2Q18 3Q18 % of conventional production delivered into CRT 0.58209936549749408 0.73429118783463709 0.64816172424805041 0.64335649445167331 0.80969535745831656

MSR investments increased to $1.2 billion driven by strong production activity, partially offset by fair value losses resulting from lower mortgage rates ESS investments relating to bulk, mini-bulk and flow MSR acquisitions by PFSI between 2013 and 2015 decreased modestly to $216 million, driven by repayments and fair value declines UPB associated with legacy ESS investments decreased to $23.2 billion from $24.1 billion at September 30, 2018, due to expected runoff PMT’s MSR portfolio increased to $92.4 billion in UPB, up from $84.4 billion at September 30, 2018 MSR and ESS Investments ($ in millions) MSR Investments Continued to Grow 4Q18 Earnings Report

Completed $267 million in UPB of previously announced distressed loan sales (1) Includes principal payments, payoffs, and write downs (2) Primarily through recidivism of previously performing loans (3) Primarily through loan modifications Performing Loan Portfolio Activity (UPB in millions) -70% Y/Y Driven by bulk sale of $166 million in UPB Driven by bulk sale of $181 million in UPB Distressed Loan Portfolio Is Declining Through Liquidation and Sales 4Q18 Earnings Report Driven by bulk sale of $96 million in UPB -92% Y/Y Performing Loans (UPB in millions) Nonperforming Loans (UPB in millions) Driven by bulk sale of $232 million in UPB Driven by bulk sale of $35 million in UPB (1) (2) (3)

Financial Results

Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Equity allocated represents management’s internal allocation. MSR, ESS and distressed loan investments reflect an allocation of exchangeable senior notes and associated expenses. (3) Market-driven value changes include fair value recognition upon loan delivery under firm commitment to purchase CRT securities and valuation changes. Fourth Quarter Income and Return Contributions by Strategy 4Q18 Earnings Report Q4 2018 ($ in millions) Total Income Contribution(1) Market-Driven Value Changes Income Excluding Market-Driven Value Changes(1) WA EquityAllocated(2) Annualized Return on Equity (ROE)(1) Credit sensitive strategies: GSE credit risk transfer(3) $21,848,296.100000001 $-5,741,356.5099999979 $27,589,652.609999999 $,446,002,501.88499999 0.19594774475622559 Distressed loan investments(2) $-4,086,905.6627033227 $-1,193,520.3999999999 $-2,893,385.2627033233 ,183,611,900.96312237 -8.9% Other credit sensitive strategies $,169,409.89705610953 $-7,520.8911999997945 $,176,930.78825610934 11,147,598.66996 6.8% Net credit sensitive strategies $17,930,800.334352788 $-6,942,397.8011999978 $24,873,198.135552786 $,640,762,001.51808238 0.11193423013144625 Interest rate sensitive strategies: MSRs (incl. recapture)(2) $,-30,157,260.479752913 $,-40,927,410.269999996 $10,770,149.790247085 ESS (incl. recapture)(2) $1,885,508.8324562474 $-,526,570.23 $2,412,079.624562474 Agency MBS $44,373,036.400000006 $36,855,970.329999998 $7,517,066.700000059 Non-Agency senior MBS (incl. jumbo) $,398,539.64174389053 $,195,823.12999999948 $,202,716.51174389105 Interest rate hedges $3,648,270.3099999996 $3,648,270.3099999996 Net interest rate sensitive strategies $20,148,094.704447228 $-,753,916.72999999486 $20,902,011.434447233 $,793,175,630.93495762 0.1016072300693233 Correspondent production $-,628,036.91000001132 $-,628,036.91000001132 $93,552,415.875239789 -2.7% Cash, short term investments, and other $,417,470.71999999997 $,417,470.71999999997 $44,976,773.65433 3.7% Management fees & corporate expenses ,-11,666,516.84 n/a ,-11,666,516.84 Corporate $,-11,249,046.119999999 n/a $,-11,249,046.119999999 $44,976,773.65433 -1.0004315744348222 Benefit (provision) for income tax expense $15,423,680 n/a $15,423,680 Net income $41,625,492.8800015 $-6,502,794.1311999895 $48,128,286.140000001 $1,572,466,821.9826097 0.1058858385484215 Dividends on preferred stock $6,235,937.5 $,299,707,489.41000003 8.3% Net income attributable to common shareholders $35,389,554.508800015 $1,272,759,332.5726097 0.11122151251412984 Diluted earnings per common share $0.55000000000000004 $4,174,633.8800000008

Performance of the GSE Credit Risk Transfer Investments in 4Q18 4Q18 Earnings Report ($ in millions) Income Contribution Comments Market-driven value changes: Valuation-related changes included in Net gain (loss) on investment $,-19,599,664.149999999 • Reflects effects of credit spread widening on fair value of existing CRT investments and firm commitment Net gain on mortgage loans acquired for sale 13,858,307.640000001 • Fair value recognition upon loan delivery under firm commitments to purchase CRT securities $-5,741,356.5099999979 Income excluding market-driven value changes: Realized gains and carry included in Net gain (loss) on investment $30,094,713.710000001 Losses recognized during period -,681,000 Interest income 6,653,731.5600000005 • Interest earned on cash deposits securing existing CRT investments Interest expense -8,477,792.6600000001 • Financing expense related to existing CRT investments $27,589,652.610000003 Total income contribution $21,848,296.100000005

Appendix

(1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period Track Record of Stable Dividends and Book Value 4Q18 Earnings Report Repurchased 14.7 million common shares at a cost of $216 million from 3Q15 through 1Q18 ROE(2) 9% 8% 8% 4% 11% 7% 10% 13% 11%

Correspondent loan inventory PMT’s Long-Term Investments ■ CRT(1) ■ Retained interests from private-label securitizations ■ MSRs and ESS ■ Agency and non-Agency MBS ■ Distressed whole loans and REO Leverage ratio(2) (1) The fair value of CRT investments is reflected on the balance sheet as restricted cash and derivative assets. Presented on a pro forma basis that reflects the settlement of the commitments to fund deposits securing CRT agreements related to our fourth CRT investment and for December 31, 2018, firm commitments to purchase CRT securities (2) All borrowings divided by shareholders’ equity at period end Mortgage Assets ($ in millions) 2.5x 2.7x 3.2x 3.5x 3.9x PMT’s Mortgage Assets and Leverage Ratio Over Time 4Q18 Earnings Report

(2) PMT’s interest rate risk exposure is managed on a “global” basis Disciplined hedging Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Also considers recapture benefit on MSRs and ESS and revenue opportunities from correspondent production Estimated Sensitivity to Changes in Interest Rates At 12/31/18 (1) Analysis does not include PMT assets for which interest rates are not a key driver of values, i.e., distressed mortgage loans and REO. The sensitivity analyses on the slide and the associated commentary are limited in that they are estimates as of December 31, 2018; only reflect movements in interest rates and do not contemplate other variables; do not incorporate changes in the variables in relation to other variables; are subject to the accuracy of various models and assumptions used; and do not incorporate other factors that would affect the Company’s overall financial performance in such scenarios, including operational adjustments made by management to account for changing circumstances. For these reasons, the preceding estimates should not be viewed as earnings forecasts. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (4) Net exposure represents the net position of the “Long” Assets and the MSRs/ESS and Hedges (3) (4) Instantaneous parallel shock in interest rates (in bps) Management of PMT’s Interest Rate Risk(1) 4Q18 Earnings Report

MSRs and ESS Asset Valuation Unaudited (1) Pool UPB, weighted average coupon and expected prepayment speed represent the characteristics of the underlying MSR portfolio owned by PennyMac Financial. Weighted average servicing spread, fair value and valuation multiple relate to the ESS asset owned by PMT. The fair value assessment of ESS gives consideration to expected servicing fee collections on non-MSR collateral that has been bought out of the underlying MSR pools due to ongoing servicer activity. The balance of the non-MSR collateral is reflected in the unpaid principal balance above in the amount of $382 million. 4Q18 Earnings Report ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 12/31/18 Pool UPB $92,410.225999999995 $23,196.32999999999 Pool weighted average coupon 4.2287138342736508E-2 4.1814299124712552E-2 Weighted-average pool prepayment speed assumption (CPR) 9.8% 9.7% Weighted average servicing fee/spread 2.543391829706804E-3 1.8701503225463005E-3 Fair value $1,162.3689999999999 $216.11 As multiple of servicing fee 4.942387882479693 4.9846978994564299 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 3/31/18 At fair value At fair value Pool UPB $75,252.63015119958 $26,236.838945650034 Pool weighted average coupon 4.0014690630369991E-2 4.1681673425661619E-2 Weighted-average pool prepayment speed assumption (CPR) 7.9688304750860237 9.9% Weighted average servicing fee/spread 2.5402945128695609E-3 1.8694624798234673E-3 Fair value $956.8007658070818 $236.00186336438546 As multiple of servicing fee 5.005172314198246 4.8115739984614798

PMT's Excess Servicing Spread Investments in Partnership with PFSI

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans


Acquired by PFSI from Third-Party Seller[1]
MSR Asset (e.g., 25bp servicing fee)
Acquired by PMT from PFSI[1]
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

<u>Excess Servicing Spread</u>[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

<u>Base MSR</u>

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

[1] The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an wholly-owned subsidiary of PFSI
[2] Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac®
4Q18 Earnings Report | 21

Net Gains/(Losses) on Mortgage Loans Cash Proceeds and Gain on Liquidation (1) Represents accumulated valuation gains and losses recognized during the period the Company held the respective asset; including valuation adjustments made upon entering into a contract of sale but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Unaudited Performance of the Distressed Mortgage Loan Investments 4Q18 Earnings Report 72.569999999999993 20.86 16.57 1 16.57 1 16.57 Unaudited Quarter ended ($ in thousands) $43,373 $43,465 Valuation Changes: Performing loans $885 $7,774 Nonperforming loans -2,026 -4,031 -1,141 3,743 Payoffs 107 -,226 Sales -2,017 -1,012 $-3,051 $2,505 Unaudited ($ in thousands Quarter ended December 31, 2018 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $4,209 $15 $-,226 REO 14,550 -3,441 -,204 Subtotal 18,759 -3,426 -,430 Distressed loan sales ,214,785 29,404 -1,012 $,233,544 $25,978 $-1,442 72.569999999999993 20.86 16.57 1 16.57 1 16.57 Unaudited Quarter ended ($ in thousands) $43,373 $43,465 Valuation Changes: Performing loans $885 $7,774 Nonperforming loans -2,026 -4,031 -1,141 3,743 Payoffs 107 -,226 Sales -2,017 -1,012 $-3,051 $2,505 Unaudited ($ in thousands) Quarter ended December 31, 2018 Accumulated Loss on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $4,209 $15 $-,226 REO 14,550 -3,441 -,204 Subtotal 18,759 -3,426 -,430 Distressed loan sales ,214,785 29,404 -1,012 $,233,544 $25,978 $-1,442

Nonperforming Loans (at December 31, 2018, in millions) Performing Loans (at December 31, 2018, in millions) Nonperforming loans are carried on average at a 52% discount to current property value – fair value considers costs expected over the liquidation timeline, expected property appreciation, reperformance probability and a market return on the investment PMT advances funds for items such as property taxes and property preservation to protect its investment in the underlying property; these advances may be recovered from the proceeds when the loan is liquidated before loan balances are repaid or from borrower reperformance either through modification of the loan or reinstatement of the loan to current status Performing loans provide ongoing cash interest income and, as they season, the opportunity to realize gains through payoffs, refinances or loan sales Carrying Values for PMT’s Distressed Whole Loans 4Q18 Earnings Report

Payoffs Foreclosure sales Short sales REO sales Modifications ($UPB in millions) Resolution Activity in the Quarter Total Liquidation Activities Resolution Activity Over Time ($UPB in millions) (% by Activity Type) $142 Quarterly resolution activity as a percentage of nonperforming loans and real estate acquired upon settlement of loans (REO) was 20% in 4Q18, down from 30% in 3Q18 and up from 16% in 4Q17 Modifications were impacted by loan sales and the declining size of the distressed portfolio REO sales were 41% of total resolution activity, up from 31% in the third quarter REO inventory decreased to $86 million at December 31, 2018 from $96 million at September 30, 2018 New REO rentals were $4 million versus $3 million in 3Q18 $124 New REO Rentals $103 (1) Does not include bulk sales 4Q18 Distressed Loan Portfolio Resolution Activity(1) 4Q18 Earnings Report $116 ■ Foreclosure sales ■ Payoffs ■ Short/note sales ■ REO sales ■ Modifications ■ Leased REO $64

Return on Equity Contribution of the GSE Credit Risk Transfer Investments 4Q18 Earnings Report Annualized Return on Average CRT Equity Average CRT equity(1) ($ in millions) $166 $178 $207 $271 $333 $403 $452 $490 $446 (1) Equity allocated represents management’s internal allocation across segments and investment strategies

Cash deposited in the SPV in deposits securing CRT agreements. Represents collateral for the initial credit risk retained Includes fair value recognition upon loan delivery under CRT Agreements and market value changes Payments made to Fannie Mae, from pledged cash, for losses on loans underlying the CRT agreements Cash income to PMT from the CRT SPVs Total UPB of loans delivered to the CRT Special Purpose Vehicles (SPVs) and sold to Fannie Mae (1) Cumulative for the fourteen quarters ending 12/31/2018 Credit Risk Transfer – Income Statement and Balance Sheet Treatment Recognition upon loan delivery of fair value of firm commitment to purchase REMIC CRT securities Since Inception(1) 4Q18 Earnings Report ($ in thousands) Since Inception(1) As of December 31, 2017 1Q18 Activity 2Q18 Activity 3Q18 Activity 4Q18 Activity As of December 31, 2018 Year ended December 31, 2017 Total UPB of mortgage loans transferred under CRT agreements $52,262,265 UPB of mortgage loans transferred under CRT agreements $35,869,965 $30,322,988 $3,210,478 $2,336,499 $0 $35,869,965 $14,529,548 UPB of mortgage loans delivered subject to agreements to purchase REMIC CRT securities $16,392,300 $1,535,372 $6,773,336 $8,083,592 $16,392,300 Deposits of cash to secure guarantees $1,203,220 ,606,594 41,789 36,099 18,558 $,500,180 1,203,220 $,152,641 Gains (losses) recognized on assets related to CRT agreements Included in net gain on investments: Realized $,161,788 74,860 19,329 22,211 23,367 $22,021 ,161,788 $51,731 Valuation-related ,118,341 92,994 5,355 15,174 7,185 $-2,367 ,118,341 $83,030 $,280,129 ,167,854 24,684 37,385 30,552 19,654 ,280,129 $,134,761 Included in net gain on mortgage loans acquired for sale $30,595 4,426 12,311 13,858 $30,595 Payments made to settle losses $3,619 $1,486 $828 $181 $443 $681 $3,619 $1,396 ($ in thousands) At June 30, 2018 UPB of mortgage loans subject to guarantee obligation $46,447,874 Delinquency Current to 89 days delinquent $46,352,336 90 or more days delinquent $54,769 Foreclosure $15,226 Bankruptcy $25,543 Carrying value of CRT agreements Deposits securing CRT agreements $1,146,501 Derivative assets $,123,987 Firm commitment to purchase CRT security $37,994 Commitments to fund deposits securing CRT agreements $0 Firm commitments to purchase CRT securities $,605,052

Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Credit Risk Transfer – Income Statement and Balance Sheet Treatment (cont’d) Current cash collateralizing guarantee included in “Deposits securing credit risk transfer agreements” Derivative represents fair value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of firm commitments to purchase REMIC CRT securities based on loans delivered to date Face amount of firm commitments to purchase REMIC CRT securities related to mortgage loans delivered At December 31, 2018 4Q18 Earnings Report ($ in thousands) Since Inception(1) As of December 31, 2017 1Q18 Activity 2Q18 Activity 3Q18 Activity 4Q18 Activity As of December 31, 2018 Year ended December 31, 2017 Total UPB of mortgage loans transferred under CRT agreements $52,262,265 UPB of mortgage loans transferred under CRT agreements $35,869,965 $30,322,988 $3,210,478 $2,336,499 $0 $35,869,965 $14,529,548 UPB of mortgage loans delivered subject to agreements to purchase REMIC CRT securities $16,392,300 $1,535,372 $6,773,336 $8,083,592 $16,392,300 Deposits of cash to secure guarantees $1,203,220 ,606,594 41,789 36,099 18,558 $,500,180 1,203,220 $,152,641 Gains (losses) recognized on assets related to CRT agreements Included in net gain on investments: Realized $,161,788 74,860 19,329 22,211 23,367 $22,021 ,161,788 $51,731 Valuation-related ,118,341 92,994 5,355 15,174 7,185 $-2,367 ,118,341 $83,030 $,280,129 ,167,854 24,684 37,385 30,552 19,654 ,280,129 $,134,761 Included in net gain on mortgage loans acquired for sale $30,595 4,426 12,311 13,858 $30,595 Payments made to settle losses $3,619 $1,486 $828 $181 $443 $681 $3,619 $1,396 ($ in thousands) At June 30, 2018 UPB of mortgage loans subject to guarantee obligation $46,326,303 Delinquency Current to 89 days delinquent $46,250,250 90 or more days delinquent $46,255 Foreclosure $5,180 Bankruptcy $24,618 Carrying value of CRT agreements Deposits securing CRT agreements $1,146,501 Derivative assets $,123,987 Firm commitment to purchase CRT security $37,994 Firm commitments to purchase CRT securities $,605,052

(1) FICO and LTV metrics at origination (UPB in billions) PMT’s Investments in GSE Credit Risk Transfer 4Q18 Earnings Report ($ in billions) CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) CRT 2016 -1 (Feburary 2016 - August 2016) At inception 43465 At inception 43465 At inception 43465 UPB $1.32 $0.70255270402000003 UPB $4.2 $2.6563969156999998 UPB $6.4 $5.1153744242600006 Loan Count 4,108 2,785 Loan Count 15,255 10,526 Loan Count 21,615 17,986 % Purchase 0.67599805258033097 0.69802513464991001 % Purchase 0.71399541134054401 0.73351700551016497 % Purchase 0.67400000000000004 0.70076726342710904 WA FICO(1) 741.62092290717601 743.19553529861003 WA FICO(1) 742.59141710737094 743.52712830370399 WA FICO(1) 748.14379736670799 749.464307722782 WA LTV(1) 0.80542303113345803 0.75673294649110001 WA LTV(1) 0.81227108641329104 0.77015855332990002 WA LTV(1) 0.81213195516699999 0.77146011023939998 60+ Days Delinquent Loan Count 19 60+ Days Delinquent Loan Count 79 60+ Days Delinquent Loan Count 86 60+ Days Delinquent % o/s UPB .727% 60+ Days Delinquent % o/s UPB .775% 60+ Days Delinquent % o/s UPB .466% 180+ Days Delinquent Loan Count 12 180+ Days Delinquent Loan Count 45 180+ Days Delinquent Loan Count 35 Actual Losses ($k) $362 Actual Losses ($k) $1,195 Actual Losses ($k) $977 CRT 2016 -2 (August 2016 - May 2018) CRT 2018 -1 (June 2018 - Current) Total At inception 43465 At inception 43465 At inception 43465 UPB $24.026818736589998 $21.493115584249999 UPB $16.38169338098 $16.38169338098 UPB $52.32851211757 $46.34913300921 Loan Count 86,057 79,976 Loan Count 60,260 60,260 Loan Count ,187,295 ,171,533 % Purchase 0.73231658537844102 0.738996699009702 % Purchase 0.80976681199629996 0.80976681199629996 % Purchase 0.74933654491777402 0.73102475331674743 WA FICO(1) 747 746.30785473154435 WA FICO(1) 745.94908245809052 745.94908245809052 WA FICO(1) 746.32206345225291 746.32206345225961 WA LTV(1) 0.82499999999999996 0.80249235579339995 WA LTV(1) 0.82886868600170005 0.82886868600170005 WA LTV(1) 0.82673299230901998 0.80589274696682611 60+ Days Delinquent Loan Count 231 60+ Days Delinquent Loan Count 31 60+ Days Delinquent Loan Count 446 60+ Days Delinquent % o/s UPB .29% 60+ Days Delinquent % o/s UPB 50263936468810896.503% 60+ Days Delinquent % o/s UPB .259% 180+ Days Delinquent Loan Count 38 180+ Days Delinquent Loan Count 0 180+ Days Delinquent Loan Count 130 Actual Losses ($k) $1,085 Actual Losses ($k) $0 Actual Losses ($k) $3,619

Correspondent Production Fundings and Locks by Product Note: Delegated volumes exclude loans purchased from PennyMac Financial. Amounts may not sum exactly due to rounding. 4Q18 Earnings Report ($ in millions) 4Q17 1Q18 2Q18 3Q18 4Q18 QoQ YoY Fundings Delegated Conventional $5,891.1504007399999 $4,225.6310000000003 $5,396.3696957799984 $7,500.847016820001 $9,049.7453661300024 0.20649645911144843 0.53615928138470959 Delegated Government 9,504.8030605200001 8,830.4058649199997 9,546.321426500013 8,970.2075069399962 8,885.1505081599989 -9.48216623909659E-3 -6.5193623520075406E-2 Delegated Jumbo 0 0 8.4138509399999997 8.6219370999999985 4.6743108199999996 -0.45785839472199341 #DIV/0! Non-delegated 0 0 0 74.54083249 119.93388573 Total $15,395.95346126 $13,056.36864919999 $14,950.81568937 $16,554.217293350001 $18,059.504070839997 9.0930712749233145E-2 0.17300329052579588 Locks Delegated Conventional $6,293.2366228800001 $4,391.9986879999997 $6,091 $8,535 $9,830.61823 0.15180061277094326 0.56209257955744452 Delegated Government 9,570.8870151197007 9,162.2598610001005 10,082 9,146 8,991.7640179997998 -1.6863763612530058E-2 -6.0508811378195748E-2 Delegated Jumbo 0 12.89655 59 33 16.673044999999998 -0.49475621212121212 #DIV/0! Non-delegated 0 0 0 143.84402 227.10090400000001 Total $15,864.123637999701 $13,567.1550990001 $16,232 $17,857.84402 $19,066.156196999797 6.7662825123040671E-2 0.20184112479621596 Key Financial Metrics 3Q18 4Q18 Pretax income as a percentage of interest rate lock commitments(2) 6.9999999999999999E-4 0 Fulfillment Fee(3) 3.5000000000000001E-3 3.2000000000000002E-3 Selected Operational Metrics 3Q18 4Q18 Correspondent Seller Relationships 655 710 Purchase money loans, as a % of total acquisitions 0.87 0.88